                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint MARK A. ROCHE, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of Fortune Brands, Inc. for the fiscal year ended December 31, 1999, and any and all amendments thereto:

     Signature                       Title                     Date

/s/ Norman H. Wesley          Chairman of the Board       February 28, 2000
------------------------
Norman H. Wesley               and Chief Executive
                                Officer (principal
                              Executive officer) and
                                    Director

/s/ Craig P. Omtvedt          Senior Vice President       February 28, 2000
------------------------
Craig P. Omtvedt               and Chief Financial
                                Officer (principal
                                financial officer)

/s/ Michael R. Mathieson         Vice President,          February 23, 2000
------------------------
Michael R. Mathieson          Controller and Chief
                                Accounting Officer
                              (principal accounting
                                    officer)

/s/ Eugene R. Anderson              Director              February 28, 2000
------------------------
Eugene R. Anderson

/s/ Patricia O. Ewers               Director              February 28, 2000
------------------------
Patricia O. Ewers

     Signature                     Title               Date

/s/ Thomas C. Hays                Director        February 28, 2000
--------------------------
Thomas C. Hays

/s/ John W. Johnstone, Jr.        Director        February 28, 2000
--------------------------
John W. Johnstone, Jr.

/s/ Sidney J. Kirschner           Director        February 28, 2000
--------------------------
Sidney J. Kirschner

/s/ Gordon R. Lohman              Director        February 28, 2000
--------------------------
Gordon R. Lohman

/s/ Charles H. Pistor, Jr.        Director        February 28, 2000
--------------------------
Charles H. Pistor

/s/ Eugene A. Renna               Director        February 28, 2000
--------------------------
Eugene A. Renna

/s/ Anne M. Tatlock               Director        February 28, 2000
--------------------------
Anne M. Tatlock

/s/ Peter M. Wilson               Director        February 28, 2000
--------------------------
Peter M. Wilson